exhibit 10.50

ESCROW AGREEMENT

                        This ESCROW AGREEMENT (this "Agreement"), dated as of August 19, 2004, by and among AURA SYSTEMS, INC., a Delaware corporation (the "Company"), the purchasers identified on the signature page of this Agreement (each, a "Purchaser," and together with such other investors who participate in the Offering, "Purchasers"), and Interwest Transfer Co., Inc., a Utah corporation (the "Escrow Agent"), is made and entered into with reference to the following facts:

Recitals

                        A.            The Company and the Purchasers have entered into a certain Securities Purchase Agreement dated as of August 19, 2004 (the "Purchase Agreement") providing for the sale by the Company to the Purchasers in a private placement a minimum of Five Million Dollars ($5,000,000.00) (the "Minimum Offering Amount") and a maximum of Fifteen Million Dollars ($15,000,000) (the "Maximum Offering Amount") of its units ("Units") at a purchase price of One Thousand Dollars ($1,000) per Unit, each Unit consisting of (i) Two Hundred (200) shares of Series B Preferred Stock (the "Series B Shares"), which Series B Shares are convertible into shares (the "Conversion Shares") of the Company's Common Stock, par value $.005 per share (the "Common Stock"), and (ii) Series B Warrants, each warrant entitling the holder to purchase up to Twelve Thousand Five Hundred (12,500) shares of Common Stock.    Capitalized terms that are used but not defined in this Agreement that are defined in the Purchase Agreement shall have the meanings set forth in the Purchase Agreement.

                        B.            Pursuant to the Purchase Agreement the Purchasers and the Company have agreed to enter into this Agreement in order to provide for the escrow of the Series B Shares and Series B Warrants comprising the Units which have been paid for at Closing by Promissory Notes (such Series B Shares and Series B Warrants, together with any property distributed in respect of such Units, are referred to as the "Escrow Securities") on the terms set forth in the Purchase Agreement and this Agreement.

                        C.        The Escrow Agent is willing to act as escrow agent pursuant to the terms of this Agreement with respect to the holding of the Escrow Securities.

                        NOW, THEREFORE, IT IS AGREED.

                                    1.         Deposit of Escrow Securities.

                                    Each Purchaser authorizes and instructs the Company to deposit with the Escrow Agent the Escrow Securities, in the amounts and denominations set forth in Schedule A to this Agreement, to be held pursuant to the terms of the Purchase Agreement and this Agreement.

                                    2.         Terms of Escrow.

a.                   The Escrow Agent shall hold the Escrow Securities in escrow until May 16, 2005 (the "Escrow Termination Date"), at which time Escrow Agent shall deliver the Escrow Securities, if any, to the Purchasers entitled thereto, as set forth in Schedule "A," less only such Escrow Securities as shall have previously released by Escrow Agent under the terms of this Agreement.

b.                  On or after each Payment Date under a Promissory Note, which Payment Dates are set forth in Schedule "A," the Purchaser making such payment shall notify the Escrow Agent and the Company of the date and amount of the payment made, which notice shall instruct the Escrow Agent to deliver to the Purchaser the number of Escrow Securities to be released to Purchaser in respect of such payment ("Released Securities"), as set forth in Schedule "A." Such notice is referred to as the "Release Notice." Unless the Escrow Agent is furnished with a notice by the Company objecting to the release to the Purchaser of the Released Securities within five (5) business days of the date of such Purchaser's, the certificates evidencing the Released Securities shall be delivered by the Escrow Agent to the Purchaser.

c.                    If the Escrow Agent, prior to the Escrow Termination Date, receives notice of objection, dispute, or other assertion from the Company in accordance with any of the provisions of this Agreement, the Escrow Agent shall continue to hold the Escrow Securities until such time as the Escrow Agent shall receive (i) written instructions jointly executed by the applicable Purchaser and the Company, directing the disposition of the Escrow Securities (or portion thereof), or (ii) a certified copy of a judgment, order or decree of a court of competent jurisdiction, final beyond the right of appeal, directing the Escrow Agent to distribute the Escrow Securities (or a portion thereof) to any party hereto or as such judgment, order or decree shall otherwise specify (including any such order direction the Escrow Agent to deposit the Escrow Securities into the Court rendering such order, pending determination of any dispute between any of the parties). In addition, the Escrow Agent shall have the right to deposit the Escrow Securities with a court of competent jurisdiction without liability to any party if said dispute is not resolved within 30 days of receipt of any such notice of objection, dispute or otherwise.

                                    3.         Duties and Obligations of the Escrow Agent.

                                    a.        The parties hereto agree that the duties and obligations of the Escrow Agent are only such as are herein specifically provided and no other. The Escrow Agent's duties are as a depositary only, and the Escrow Agent shall incur no liability whatsoever, except as a direct result of its willful misconduct.

                                    b.        The Escrow Agent may consult with counsel of its choice, and shall not be liable for any action taken, suffered or omitted by it in accordance with the advice of such counsel.

                                    c.        The Escrow Agent shall not be bound in any way by the terms of any other agreement to which Purchasers and the Company are parties, whether or not it has knowledge thereof, and the Escrow Agent shall not in any way be required to determine whether or not any other agreement has been complied with by Purchasers or the Company, or any other party thereto.  The  Escrow Agent shall not be bound by any modification, amendment, termination, cancellation, rescission or supersession of this Agreement unless the same shall be in writing and signed by each Purchaser and the Company, and agreed to in writing by the Escrow Agent.

                                    d.        In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands which, in its opinion, are in conflict with any of the provisions of this Agreement, it shall be entitled to refrain from taking any action, other than to keep safely, the Escrow Securities until it shall jointly be directed otherwise in writing by Purchasers and the Company or by a final judgment of a court of competent jurisdiction.

                                    e.        The Escrow Agent shall be fully protected in relying upon any written notice, demand, certificate or document which it, in good faith, believes to be genuine. The Escrow Agent shall not be responsible for the sufficiency or accuracy of the form, execution, validity or genuineness of documents or securities now or hereafter deposited hereunder, or of any endorsement thereon, or for any lack of endorsement thereon, or for any description therein, nor shall the Escrow Agent be responsible or liable in any account of the identity, authority or rights of the persons executing or delivering or purporting to execute or deliver any such document, security or endorsement.

                                    f.        The Escrow Agent shall not be required to institute legal proceedings of any kind and shall not be required to defend any legal proceedings which may be instituted against it or in respect of the Escrow Securities.

                                    g.       If the Escrow Agent at any time, in its sole discretion, deems it necessary or advisable to relinquish custody of the Escrow Securities, it may do so by giving five (5) days written notice to the parties of its intention and thereafter delivering the Escrow Securities to any other escrow agent mutually agreeable to Purchasers and the Company and, if no such escrow agent shall be selected within three days of the Escrow Agent's notification to Purchasers and the Company of its desire to so relinquish custody of the Escrow Securities, then the Escrow Agent may do so by delivering the Escrow Securities (a) to any bank or trust company in Los Angeles County, California, which is willing to act as escrow agent thereunder in place and instead of the Escrow Agent, or (b) to the clerk or other proper officer of a court of competent jurisdiction as may be permitted by law within State of Utah. The fee of any such bank or trust company or court officer shall be borne by the Company. Upon such delivery, the Escrow Agent shall be discharged from any and all responsibility or liability with respect to the Escrow Securities and the Company shall promptly pay to the Escrow Agent all monies which may be owned it for its services hereunder, including, but not limited to, reimbursement of its out-of-pocket expenses pursuant to paragraph (i) below.

                                    h.       This Agreement shall not create any fiduciary duty on the Escrow Agent's part to Purchasers or the Company except as expressly required by law.

i.                     The reasonable out-of-pocket expenses paid or incurred by the

 Escrow Agent in the administration of its duties hereunder, including, but not limited to, all counsel and advisors' and agents' fees and all taxes or other governmental charges, if any, shall be paid by the Company, within thirty (30) days of invoicing.

4.     Indemnification.    Each of the Purchasers and the Company, jointly and severally, hereby indemnify and hold the Escrow Agent and its members, partners, employees, and attorneys harmless from and against, to the fullest extent permitted by law, any and all losses, damages, taxes, liabilities and expenses that may be incurred, directly or indirectly, by the Escrow Agent, arising out of or in connection with its acceptance of appointment as the Escrow Agent hereunder and/or the performance of its duties pursuant to this Agreement, including, but not limited to, all legal costs and expenses of the Escrow Agent incurred defending itself against any claim or liability in connection with its performance hereunder and the costs of recovery of amounts pursuant to this Section 4.

                                    5.         Miscellaneous.

a.        All notices, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to duly given and received when delivered personally or transmitted by facsimile, one business day after being deposited for next-day delivery with a nationally recognized overnight delivery service, or three business days after being deposited as first class mail with the United States Postal Service, all charges or postage prepaid, and properly addressed to the party to receive the same at the address indicated below or at such other address as such party may have designated by advance written notice to the other parties. The addresses for such communications shall be:

If to the Company:

Aura Systems, Inc.

2335 Alaska Avenue

El Segundo, CA  90245

Attention: Chief Financial Officer

Facsimile No.: (310) 643-8719

If to the Escrow Agent

Interwest Transfer Co., Inc.

Attn: Kurtis D. Hughes, V.P.

1981 East 4800 South, Suite 100

Salt Lake City, Utah 84117

Facsimile No (801) 272-9370

If to a Purchaser:

To the address designated by each Purchaser on the signature page of this Agreement, with a copy (which shall not constitute notice hereunder) to its counsel designated on the signature page, if any.

Each party shall provide notice to the other parties of any change in address.

b.                  Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Utah applicable to contracts made and to be performed in the State of Utah. The parties hereto irrevocably consent to the jurisdiction of the United States federal courts for the District of Utah and the state courts located in the County of Salt Lake in the State of Utah in any suit or proceeding based on or arising under this Agreement or the transactions contemplated hereby in which Escrow agent is a party and irrevocably agree that all claims in respect of such suit or proceeding shall be determined in such courts. In the event Escrow Agent is not a party to any such suit or proceeding, the parties hereto irrevocably consent to the jurisdiction of the United States federal courts located in the Central District in the State of California and the state courts located in the County of Los Angeles in the State of California in any suit or proceeding based on or arising under this Agreement or the transactions contemplated hereby and irrevocably agree that all claims in respect of such suit or proceeding shall be determined in such courts.,  The parties irrevocably waive the defense of an inconvenient forum to the maintenance of such suit or proceeding. The parties further agree that service of process upon a party mailed by the first class mail shall be deemed in every respect effective service of process upon such party in any suit or proceeding arising hereunder. Nothing herein shall affect a party's right to serve process in any other manner permitted by law. The parties hereto agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

c.                   Counterparts.  This Agreement may be executed in any number of counterparts and, notwithstanding that any of the parties did not execute the same counterpart, each of such counterparts (or facsimile copies thereof) shall, for all purposes, be deemed an original, and all such counterparts shall constitute one and the same instrument binding on all of the parties hereto.  Delivery of an executed counterpart of a signature page to this Agreement by facsimile shall be as effective as delivery of a manually executed counterpart of a signature page of this Agreement.

d.                  Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

e.                   Severability.  In the event that any provision of this Agreement or the application of any provision hereof is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, the remainder of this Agreement shall not be affected except to the extent necessary to delete such illegal, invalid or unenforceable provision unless the provision held invalid shall substantially impair the benefit of the remaining portion of this Agreement.

f.                    Scope of Agreement; Amendments. This Agreement and the other agreements referred to herein (which other Agreements Escrow Agent need not be concerned) set forth the entire agreement and understanding between the parties as to the subject matter hereof and thereof and supersede all prior discussions, negotiations, agreements and understandings (oral or written) with respect to such subject matter.  This Agreement or any provision hereof may be (i) amended only by mutual written agreement of the Company and the Purchasers or (ii) waived only by written agreement of the waiving party.  No course of dealing between or among the parties will be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any party under or by reason of this Agreement.

g.                   Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

                        [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                                [SIGNATURE PAGE FOLLOWS]

                        IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement to be signed as of the day and year first above written.

                                                                        "THE COMPANY":

                                                                        AURA SYSTEMS, INC.

                                                                        By:___________________________

                                                                              Name:

                                                                              Title:

                                                                        "ESCROW AGENT":

                                                                        INTERWEST TRANSFER CO., INC

                                                                        By:____________________________

                                                                              Its:_________________________

"PURCHASERS"
American friends of Karen Chava Bnai Levi

By _______________________________
Name: ____________________________
Title: ____________________________

Address: Aries Group attn: Z. Kurtzman
12100 Wilshire Blvd. Suite 705
Los Angeles, CA 90025
Facsimile: (310) 820-4118

_______________________________
Yair Ben Moshe
Address:
7250 Beverly Blvd. Suite 101
Los Angeles, CA 90036
Facsimile: (323) 954-8848

_______________________________
Zvi Kurtzman
Address: Aries Group attn: Z. Kurtzman
12100 Wilshire Blvd. Suite 705
Los Angeles, CA 90025
Facsimile: 310 820 4118

_______________________________
Cipora Lavut
Address: Aries Group attn: Cipora Lavut
12100 Wilshire Blvd. Suite 705
Los Angeles, CA 90025
Facsimile: (310) 820-4118

_______________________________
Arthur J Schwartz
Address: Aries Group
12100 Wilshire Blvd. Suite 705
Los Angeles, CA 90025
Facsimile: (310) 820-4118

_______________________________
Neal Kaufman
Address: Aries Group
12100 Wilshire Blvd. Suite 705
Los Angeles, CA 90025
Facsimile: (310) 820-4118

_______________________________
David Maimon
Address: P.O. Box 1406
Studio City, CA 91614

Facsimile: (323) 330-1390

Triple Net LLC
Address

Faxcimile

___________________________________
Shmuel Ben Moshe
Address
7250 Beverly Blvd. Suite 101
Los Angeles, CA 90036
Facsimile: (323) 954-8848

____________________________________
Izar Fernbach
Address
7250 Beverly Blvd. Suite 101
Los Angeles, CA 90036
Facsimile: (323) 954-8848

__________________________________
Yaska Ginsbeg
Address
Address: P.O. Box 1406
Studio City, CA 91614

Facsimile: (323) 330-1390

SCHEDULE "A"

1.            Purchaser:  American Friends of Karen Chava Bnai Levi

Deposited Securities:

180,000            Series B Shares

11,250,000      Series B Warrants

Note Payment Dates and Released Securities Amounts:

Payment Date	Released Securities Series B Warrants Series B Shares

September 5, 2004	0	0
October 5, 2004	42,000	2,625,000
November 5, 2004	0	0
December 5, 2004	50,000	3,125,000
January 5, 2005	0	0
February 5, 2005	50,000	3,125.000
March 5, 2005	25,000	1,562,500
April 5, 2005	13,000	812,500
May 5, 2005	0	0

2.            Purchaser:  Yair Ben Moshe

Deposited Securities:

342,000           Series B Shares

21,375,000      Series B Warrants

Note Payment Dates and Released Securities Amounts:

Payment Date	Released Securities Series B Warrants Series B Shares

September 5, 2004	20,000	1,250,000
October 5, 2004	13,000	812,500
November 5, 2004	0	0
December 5, 2004	3,000	187,500
January 5, 2005	8,000	500,000
February 5, 2005	38,000	2,375,000
March 5, 2005	60,000	3,750,000
April 5, 2005	60,000	3,750,000
May 5, 2005	90,000	5,625,000

3.            Purchaser:  Zvi Kurtzman

Deposited Securities:

81,000             Series B Shares

5.062,500            Series B Warrants

Note Payment Dates and Released Securities Amounts:

Payment Date	Released Securities Series B Warrants Series B Shares

September 5, 2004	0	0
October 5, 2004	6,000	375,000
November 5, 2004	7,000	437,500
December 5, 2004	4,000	250,000
January 5, 2005	10,000	625,000
February 5, 2005	0	0
March 5, 2005	14,000	875,000
April 5, 2005	20,000	1,250,000
May 5, 2005	20,000	1,250,000

4.            Purchaser:  Cipora Lavut

Deposited Securities:

82,000             Series B Shares

5,125,000        Series B Warrants

Note Payment Dates and Released Securities Amounts:

Payment Date	Released Securities Series B Warrants Series B Shares

September 5, 2004	0	0
October 5, 2004	6,000	375,000
November 5, 2004	7,000	437,500
December 5, 2004	4,000	250,000
January 5, 2005	10,000	625,000
February 5, 2005	2,000	125,000
March 5, 2005	13,000	812,500
April 5, 2005	20,000	1,250,000
May 5, 2005	20,000	1,250,000

5.            Purchaser:  Arthur Schwartz

Deposited Securities:

36,000             Series B Shares

2,250,000        Series B Warrants

Note Payment Dates and Released Securities Amounts:

Payment Date	Released Securities Series B Warrants Series B Shares

September 5, 2004	0	0
October 5, 2004	4,000	250,000
November 5, 2004	0	0
December 5, 2004	4,000	250,000
January 5, 2005	4,000	250,000
February 5, 2005	6,000	375,000
March 5, 2005	6,000	375,000
April 5, 2005	6,000	375,000
May 5, 2005	6,000	375,000

6.            Purchaser:  Neal Kaufman

Deposited Securities:

18,000             Series B Shares

1,125,000            Series B Warrants

Note Payment Dates and Released Securities Amounts:

Payment Date	Released Securities Series B Warrants Series B Shares

September 5, 2004	0
October 5, 2004	2,000	125,000
November 5, 2004	0
December 5, 2004	3,000	187,500
January 5, 2005	3,000	187,500
February 5, 2005	4,000	250,000
March 5, 2005	3,000	187,500
April 5, 2005	3,000	187.500
May 5, 2005	0	0

7.            Purchaser:  David Maimon

Deposited Securities:

365,000           Series B Shares

22,812,500            Series B Warrants

Note Payment Dates and Released Securities Amounts:

Payment Date	Released Securities Series B Warrants Series B Shares

September 5, 2004	0	0
October 5, 2004	35,000	2,187,500
November 5, 2004	15,000	937,500
December 5, 2004	15,000	937,500
January 5, 2005	20,000	1,250,000
February 5, 2005	50,000	3,125,000
March 5, 2005	60,000	3,750,000
April 5, 2005	60,000	3,750,000
May 5, 2005	100,000	6,250,000

8.            Purchaser:  Triple Net (Terry Turner)

Deposited Securities:

80,000 Series B Shares

5,000,000            Series B Warrants

Note Payment Dates and Released Securities Amounts:

Payment Date	Released Securities Series B Warrants Series B Shares

September 5, 2004	0	0
October 5, 2004	20,000	1,250,000
November 5, 2004	20,000	1,250,000
December 5, 2004	20,000	1,250,000
January 5, 2005	20,000	1,250,000
February 5, 2005	0	0
March 5, 2005	0	0
April 5, 2005	0	0
May 5, 2005	0	0

9.            Purchaser:  Shmuel Ben Moshe

Deposited Securities:

40,000 Series B Shares

2,500,000            Series B Warrants

Note Payment Dates and Released Securities Amounts:

Payment Date	Released Securities Series B Warrants Series B Shares

September 5, 2004	10,000	625,000
October 5, 2004	10,000	625,000
November 5, 2004	10,000	625,000
December 5, 2004	10,000	625,000
January 5, 2005	0	0
February 5, 2005	0	0
March 5, 2005	0	0
April 5, 2005	0	0
May 5, 2005	0	0

10.            Purchaser:  Izar Fernbach

Deposited Securities:

10,000 Series B Shares

625,000            Series B Warrants

Note Payment Dates and Released Securities Amounts:

Payment Date	Released Securities Series B Warrants Series B Shares

September 5, 2004	2000	0
October 5, 2004	2,000	125,000
November 5, 2004	0	0
December 5, 2004	2,000	125,000
January 5, 2005	2,000	125,000
February 5, 2005	2,000	125,000
March 5, 2005	0	0
April 5, 2005	0	0
May 5, 2005	0	0

11.            Purchaser:  Yaska Ginsburg

Deposited Securities:

15,000 Series B Shares

937,500            Series B Warrants

Note Payment Dates and Released Securities Amounts:

Payment Date	Released Securities Series B Warrants Series B Shares

September 5, 2004	4000	250,000
October 5, 2004	2,000	125,000
November 5, 2004	0	0
December 5, 2004	2,000	125,000
January 5, 2005	2,000	125,000
February 5, 2005	5,000	312,500
March 5, 2005	0	0
April 2005	0	0
May 2005	0	0